                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 or 15(d)

                        OF THE SECURITIES EXCHANGE ACT OF 1934





          Date of report (Date of earliest event reported):   JUNE 24, 1997
                                                             --------------


                               FIRST BANK SYSTEM, INC.
                (Exact name of registrant as specified in its charter)


    DELAWARE                        1-6880                   41-0255900
   ----------                      --------                  -----------
(State or other jurisdiction     (Commission              (I.R.S Employer
   of Incorporation)               File Number)            Identification No.)


          601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA       55402
          -------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


         Registrant's telephone number, including area code:     612-973-1111
                                                                 ------------


                                    NOT APPLICABLE
                                    --------------
            (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 19, 1997, First Bank System, Inc., a Delaware corporation ("FBS"), and U.S. Bancorp, an Oregon corporation ("USBC") entered into an Agreement and Plan of Merger, dated as of March 19, 1997 (the "Merger Agreement"), pursuant to which USBC will be merged into FBS. In connection with the merger, each outstanding share of Common Stock of USBC will be converted into 0.755 shares of common Stock of FBS.
         In addition, each outstanding share of USBC 8 1/8% Cumulative Preferred Stock will be converted into one share of new preferred stock of FBS with substantially identical terms. Pursuant to the Merger Agreement, FBS has agreed to change its name to U.S. Bancorp as of the effective time of the merger. The merger is intended to be tax free for federal income tax purposes to the holders of the USBC Common Stock receiving shares of FBS Common Stock and to be accounted for as a "pooling-of-interests." The merger is subject to various conditions, including the affirmative vote of a majority of the outstanding shares of common stock of each of USBC and FBS and various regulatory approvals. The merger was previously announced in two Current Reports on Form 8-K filed by FBS on March 19, 1997, and this report is being filed for the purpose of filing the financial statements and pro forma financial information included in item 7 hereof.


                           CAUTIONARY STATEMENT CONCERNING
                             FORWARD-LOOKING INFORMATION

         This Current Report on Form 8-K contains or may contain forward-looking statements that involve risks or uncertainties. This Current Report on Form 8-K contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of FBS and USBC on a stand-alone basis and of FBS and USBC on a pro forma combined basis following the consummation of the merger, including (a) statements relating to the cost savings and the impact of the reported earnings that are expected to result from the merger; (b) statements relating to the impact on revenues of the merger; (c) statements relating to the restructuring charges expected to be incurred in connection with the merger; and (d) statements preceded by, followed by or that include the words "believes," "expects," "anticipates," or similar expressions. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected, or deposit attrition, operating costs or customer loss and business disruption following the merger are greater than expected; (3) competitive pressures among depository and other financial institutions increase significantly; (4) costs or difficulties related to the integration of the businesses of FBS and USBC are greater than expected; (5) changes in the interest rate environment reduce margins; (6) general economic or business conditions, either nationally or in the states in which the combined FBS and USBC will be doing business, are less favorable than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (7) legislative or regulatory changes adversely affect the businesses in which the combined FBS and USBC will be engaged; and (8) changes in the securities markets.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF U.S. BANCORP

              The following financial statements, which are included in the documents filed by USBC with the Commission listed below, are hereby incorporated into this Form 8-K by reference:

              1. Financial statements included in USBC's Annual Report on Form 10-K for the year ended December 31, 1996:

                   Consolidated Balance Sheet as of December 31, 1996 and December 31, 1995

                   Consolidated Statement of Income for the years ended December 31, 1996, 1995 and 1994

                   Consolidated Statement of Changes in Shareholders' Equity for the years ended December 31, 1996, 1995 and 1994

                   Consolidated Statement of Cash Flows for the years ended December 31, 1996, 1995 and 1994

                   Notes to Consolidated Financial Statements for the years ended December 31, 1996, 1995 and 1994

                   Independent Auditors' Report of Deloitte & Touche LLP

                   Report of Independent Accountants of Coopers & Lybrand L.L.P.

              2. Financial statements included in USBC's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997:

                   Consolidated Balance Sheet as of March 31, 1997 (Unaudited), December 31, 1996 and March 31, 1996 (Unaudited)

                   Consolidated Income Statement -- First Quarter Ended March 31, 1997 and 1996 (Unaudited)

                   Consolidated Statement of Changes in Shareholders' Equity -- First Quarter Ended March 31, 1997 and 1996 (Unaudited)

                   Consolidated Statement of Cash Flows -- First Quarter Ended March 31, 1997 and 1996 (Unaudited)

                   Notes to Consolidated Financial Statements -- First Quarter Ended March 31, 1997 and 1996 (Unaudited)

         (b)  PRO FORMA FINANCIAL INFORMATION

              Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 1997
              Unaudited Pro Forma Condensed Combined Statement of Income:

                   Three months ended March 31, 1997
                   Three months ended March 31, 1996
                   Year ended December 31, 1996
                   Year ended December 31, 1995
                   Year ended December 31, 1994

              Notes to Unaudited Pro Forma Condensed Combined Financial Information

         (c)  EXHIBITS

              23.1           Consent of Deloitte & Touche LLP

              23.2           Consent of Coopers & Lybrand L.L.P.

                            MERGER OF FBS AND USBC

   UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF MARCH 31, 1997

                                                                                                       ADJUSTED
                                                                                                       PRO FORMA
(DOLLARS IN MILLIONS)                                               FBS       USBC      ADJUSTMENTS    COMBINED
---------------------------------------------------------------  ---------  ---------  -------------  -----------
ASSETS
Cash and due from banks........................................  $   2,483  $   1,945                  $   4,428
Federal funds sold and resale agreements.......................        585        517                      1,102
Trading account securities.....................................        105         87                        192
Available-for-sale securities..................................      3,373      3,060                      6,433
Held-to-maturity securities....................................         --        776                        776
Loans and leases...............................................     27,173     25,574                     52,747
Allowance for loans and leases.................................        512        481                        993
                                                                 ---------  ---------                 -----------
      Net loans................................................     26,661     25,093                     51,754
Bank premises and equipment....................................        393        617    $     (86)(C)       924
Customers' liability on acceptances............................        188        433                        621
Other assets...................................................      2,212      1,226          175(C)      3,613
                                                                 ---------  ---------        -----    -----------
      Total assets.............................................  $  36,000  $  33,754    $      89     $  69,843
                                                                 ---------  ---------        -----    -----------
                                                                 ---------  ---------        -----    -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits.......................................................  $  23,423  $  25,079                  $  48,502
Federal funds purchased and repurchase agreements..............      2,032      1,709                      3,741
Other short-term funds borrowed................................      1,762        824                      2,586
Long-term debt.................................................      4,257      1,950                      6,207
Company-obligated mandatorily redeemable preferred securities
  of subsidiary trust..........................................        300        300                        600
Acceptances outstanding........................................        188        433                        621
Other liabilities..............................................      1,037        677    $     539(C)      2,253
                                                                 ---------  ---------        -----    -----------
      Total liabilities........................................     32,999     30,972          539        64,510

Shareholders' equity:
Preferred stock................................................         --        150                        150
Common stock...................................................        177        741         (601)(D)       317
Capital surplus................................................      1,162        199          601(D)      1,962
Retained earnings..............................................      2,256      1,715         (450)(C)     3,521
Unrealized loss on securities, net of tax......................        (26)       (23)                       (49)
Less: treasury stock...........................................        568         --                        568
                                                                 ---------  ---------        -----    -----------
Shareholders' equity...........................................      3,001      2,782         (450)        5,333
                                                                 ---------  ---------        -----    -----------
Total liabilities and shareholders' equity.....................  $  36,000  $  33,754    $      89     $  69,843
                                                                 ---------  ---------        -----    -----------
                                                                 ---------  ---------        -----    -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      FOR THE QUARTER ENDED MARCH 31, 1997

                                                                            HISTORICAL
                                                                  ------------------------------    PRO FORMA
(IN MILLIONS, EXCEPT PER SHARE DATA)                                   FBS             USBC          COMBINED
----------------------------------------------------------------  --------------  --------------  --------------
INTEREST INCOME
Loans...........................................................  $        586.2  $        576.5  $      1,162.7
Securities......................................................            57.4            58.7           116.1
Other interest income...........................................            12.6             2.2            14.8
                                                                  --------------  --------------  --------------
    Total interest income.......................................           656.2           637.4         1,293.6
INTEREST EXPENSE
Deposits........................................................           158.6           193.2           351.8
Federal funds purchased, repurchase agreements and other
  short-term borrowings.........................................            54.9            29.5            84.4
Long-term debt..................................................            56.6            31.6            88.2
Company-obligated mandatorily redeemable preferred securities of
  subsidiary trust..............................................             6.1             6.2            12.3
                                                                  --------------  --------------  --------------
    Total interest expense......................................           276.2           260.5           536.7
                                                                  --------------  --------------  --------------
Net interest income.............................................           380.0           376.9           756.9
Provision for credit losses.....................................            37.0            45.9            82.9
                                                                  --------------  --------------  --------------
Net interest income after provision for credit losses...........           343.0           331.0           674.0
NONINTEREST INCOME
Credit card fee revenue.........................................            77.3            13.1            90.4
Trust fees......................................................            66.0            18.6            84.6
Service charges on deposit accounts.............................            36.4            50.2            86.6
Securities gains................................................              --             1.7             1.7
Equity investment income........................................              --             5.0             5.0
Other...........................................................            46.1            57.0           103.1
                                                                  --------------  --------------  --------------
    Total noninterest income....................................           225.8           145.6           371.4
NONINTEREST EXPENSE
Salaries and benefits...........................................           141.4           159.9           301.3
Occupancy and equipment.........................................            46.7            49.7            96.4
Goodwill and other intangible assets............................            19.8             7.5            27.3
Other...........................................................            88.1            70.0           158.1
                                                                  --------------  --------------  --------------
    Total noninterest expense...................................           296.0           287.1           583.1
                                                                  --------------  --------------  --------------
Income from continuing operations before income taxes...........           272.8           189.5           462.3
Applicable income taxes.........................................           101.0            68.0           169.0
                                                                  --------------  --------------  --------------
Income from continuing operations...............................  $        171.8  $        121.5  $        293.3
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------
Income from continuing operations applicable to common equity...  $        171.8  $        118.5  $        290.3
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------
EARNINGS PER COMMON SHARE
Average common and common equivalent shares.....................     135,525,339     147,934,580     249,153,010
Income from continuing operations...............................  $         1.27  $          .80  $         1.17
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      FOR THE QUARTER ENDED MARCH 31, 1996

                                                                            HISTORICAL
                                                                  ------------------------------    PRO FORMA
(IN MILLIONS, EXCEPT PER SHARE DATA)                                   FBS             USBC          COMBINED
----------------------------------------------------------------  --------------  --------------  --------------
INTEREST INCOME
Loans...........................................................  $        574.7  $        531.2  $      1,105.9
Securities......................................................            68.7            59.4           128.1
Other interest income...........................................            11.2             9.4            20.6
                                                                  --------------  --------------  --------------
    Total interest income.......................................           654.6           600.0         1,254.6
INTEREST EXPENSE
Deposits........................................................           167.0           189.8           356.8
Federal funds purchased, repurchase agreements and other
  short-term borrowings.........................................            63.5            38.3           101.8
Long-term debt..................................................            49.5            23.7            73.2
                                                                  --------------  --------------  --------------
    Total interest expense......................................           280.0           251.8           531.8
                                                                  --------------  --------------  --------------
Net interest income.............................................           374.6           348.2           722.8
Provision for credit losses.....................................            31.0            30.1            61.1
                                                                  --------------  --------------  --------------
Net interest income after provision for credit losses...........           343.6           318.1           661.7
NONINTEREST INCOME
Credit card fee revenue.........................................            62.8            18.4            81.2
Trust fees......................................................            56.2            17.2            73.4
Service charges on deposit accounts.............................            33.9            47.0            80.9
Securities gains................................................            14.6             3.4            18.0
Termination fee.................................................           115.0              --           115.0
Gain on sale of mortgage banking operations.....................            45.8              --            45.8
Equity investment income........................................              --            10.5            10.5
Other...........................................................            55.2            48.0           103.2
                                                                  --------------  --------------  --------------
    Total noninterest income....................................           383.5           144.5           528.0
NONINTEREST EXPENSE
Salaries and benefits...........................................           152.3           151.0           303.3
Occupancy and equipment.........................................            49.6            51.4           101.0
Goodwill and other intangible assets............................            47.4             3.4            50.8
Merger and restructuring........................................            69.9             8.4            78.3
Other...........................................................           105.2            73.0           178.2
                                                                  --------------  --------------  --------------
    Total noninterest expense...................................           424.4           287.2           711.6
                                                                  --------------  --------------  --------------
Income from continuing operations before income taxes...........           302.7           175.4           478.1
Applicable income taxes.........................................           125.9            62.5           188.4
                                                                  --------------  --------------  --------------
Income from continuing operations...............................  $        176.8  $        112.9  $        289.7
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------
Income from continuing operations applicable to common equity...  $        175.1  $        109.9  $        285.0
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------
EARNINGS PER COMMON SHARE
Average common and common equivalent shares.....................     137,020,911     150,814,519     252,254,906
Income from continuing operations...............................  $         1.28  $          .73  $         1.13
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                               HISTORICAL
                                                                      ----------------------------    PRO FORMA
(IN MILLIONS, EXCEPT PER SHARE DATA)                                       FBS           USBC         COMBINED
--------------------------------------------------------------------  -------------  -------------  -------------
INTEREST INCOME
Loans...............................................................  $     2,339.3  $     2,221.2  $     4,560.5
Securities..........................................................          267.0          233.6          500.6
Other interest income...............................................           47.6           28.5           76.1
                                                                      -------------  -------------  -------------
    Total interest income...........................................        2,653.9        2,483.3        5,137.2
INTEREST EXPENSE
Deposits............................................................          673.1          768.2        1,441.3
Federal funds purchased, repurchase agreements and other
  borrowings........................................................          245.1          147.4          392.5
Long-term debt......................................................          202.7          101.1          303.8
                                                                      -------------  -------------  -------------
    Total interest expense..........................................        1,120.9        1,016.7        2,137.6
                                                                      -------------  -------------  -------------
Net interest income.................................................        1,533.0        1,466.6        2,999.6
Provision for credit losses.........................................          136.0          135.2          271.2
                                                                      -------------  -------------  -------------
Net interest income after provision for credit losses...............        1,397.0        1,331.4        2,728.4
NONINTEREST INCOME
Credit card fee revenue.............................................          292.6           59.7          352.3
Trust fees..........................................................          230.7           71.6          302.3
Service charges on deposit accounts.................................          141.5          197.4          338.9
Securities gains....................................................           15.0            5.8           20.8
Termination fee.....................................................          190.0             --          190.0
State income tax refund.............................................           65.0             --           65.0
Gain on sale of mortgage banking operations.........................           45.8             --           45.8
Equity investment income............................................             --           27.8           27.8
Gain on sale of operations and loans................................             --           25.6           25.6
Other...............................................................          205.1          197.3          402.4
                                                                      -------------  -------------  -------------
    Total noninterest income........................................        1,185.7          585.2        1,770.9
NONINTEREST EXPENSE
Salaries and benefits...............................................          570.6          615.2        1,185.8
Occupancy and equipment.............................................          187.5          200.5          388.0
Goodwill and other intangible assets................................          106.5           22.8          129.3
SAIF special assessment.............................................           51.0           10.3           61.3
Merger and restructuring............................................           69.9           18.2           88.1
Other...............................................................          402.6          307.8          710.4
                                                                      -------------  -------------  -------------
    Total noninterest expense.......................................        1,388.1        1,174.8        2,562.9
                                                                      -------------  -------------  -------------
Income from continuing operations before income taxes...............        1,194.6          741.8        1,936.4
Applicable income taxes.............................................          454.8          262.9          717.7
                                                                      -------------  -------------  -------------
Income from continuing operations...................................  $       739.8  $       478.9  $     1,218.7
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------
Income from continuing operations applicable to common equity.......  $       733.6  $       466.7  $     1,200.3
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------
EARNINGS PER COMMON SHARE...........................................
Average common and common equivalent shares.........................    137,415,619    151,312,898    253,240,035
Income from continuing operations...................................  $        5.34  $        3.08  $        4.74
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            HISTORICAL
                                                                  ------------------------------     PRO FORMA
(IN MILLIONS, EXCEPT PER SHARE DATA)                                   FBS             USBC          COMBINED
----------------------------------------------------------------  --------------  --------------  ---------------
INTEREST INCOME
Loans...........................................................  $      2,273.4  $      2,116.9  $       4,390.3
Securities......................................................           237.2           249.9            487.1
Other interest income...........................................            34.6            25.7             60.3
                                                                  --------------  --------------  ---------------
    Total interest income.......................................         2,545.2         2,392.5          4,937.7

INTEREST EXPENSE
Deposits........................................................           706.7           710.0          1,416.7
Federal funds purchased, repurchase agreements and other
  borrowings....................................................           208.3           199.7            408.0
Long-term debt..................................................           190.0            83.4            273.4
                                                                  --------------  --------------  ---------------
    Total interest expense......................................         1,105.0           993.1          2,098.1
                                                                  --------------  --------------  ---------------
Net interest income.............................................         1,440.2         1,399.4          2,839.6
Provision for credit losses.....................................           115.0           124.1            239.1
                                                                  --------------  --------------  ---------------
Net interest income after provision for credit losses...........         1,325.2         1,275.3          2,600.5

NONINTEREST INCOME
Credit card fee revenue.........................................           232.7            73.4            306.1
Trust fees......................................................           175.3            65.8            241.1
Service charges on deposit accounts.............................           123.7           189.5            313.2
Securities gains................................................             --              3.0              3.0
Gain on sale of branches........................................            31.0              --             31.0
Gain on sale of operations and loans............................             --              8.9              8.9
Equity investment income                                                     --              3.2              3.2
Other...........................................................           220.4           180.9            401.3
                                                                  --------------  --------------  ---------------
    Total noninterest income....................................           783.1           524.7          1,307.8

NONINTEREST EXPENSE
Salaries and benefits...........................................           537.4           602.1          1,139.5
Occupancy and equipment.........................................           192.8           212.8            405.6
Goodwill and other intangible assets............................            57.1            16.6             73.7
Merger and restructuring........................................             --             98.9             98.9
Other...........................................................           418.6           360.4            779.0
                                                                  --------------  --------------  ---------------
    Total noninterest expense...................................         1,205.9         1,290.8          2,496.7
                                                                  --------------  --------------  ---------------
Income from continuing operations before income taxes...........           902.4           509.2          1,411.6
Applicable income taxes.........................................           334.3           180.2            514.5
                                                                  --------------  --------------  ---------------
Income from continuing operations...............................  $        568.1  $        329.0  $         897.1
                                                                  --------------  --------------  ---------------
                                                                  --------------  --------------  ---------------
Income from continuing operations applicable to common equity...  $        560.6  $        316.8  $         877.4
                                                                  --------------  --------------  ---------------
                                                                  --------------  --------------  ---------------

EARNINGS PER COMMON SHARE
Average common and common equivalent shares.....................     133,936,030     151,554,000      250,100,100
Income from continuing operations...............................  $         4.19  $         2.09  $          3.51
                                                                  --------------  --------------  ---------------
                                                                  --------------  --------------  ---------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                            HISTORICAL
                                                                  ------------------------------    PRO FORMA
(IN MILLIONS, EXCEPT PER SHARE DATA)                                   FBS             USBC          COMBINED
----------------------------------------------------------------  --------------  --------------  --------------
INTEREST INCOME
Loans...........................................................  $      1,914.7  $      1,786.4  $      3,701.1
Securities......................................................           339.9           263.2           603.1
Other interest income...........................................            33.5            24.8            58.3
                                                                  --------------  --------------  --------------
    Total interest income.......................................         2,288.1         2,074.4         4,362.5
INTEREST EXPENSE
Deposits........................................................           597.3           523.8         1,121.1
Federal funds purchased, repurchase agreements and other
  borrowings....................................................           123.5           135.6           259.1
Long-term debt..................................................           147.9            79.3           227.2
                                                                  --------------  --------------  --------------
    Total interest expense......................................           868.7           738.7         1,607.4
                                                                  --------------  --------------  --------------
Net interest income.............................................         1,419.4         1,335.7         2,755.1
Provision for credit losses.....................................           123.6           120.1           243.7
                                                                  --------------  --------------  --------------
Net interest income after provision for credit losses...........         1,295.8         1,215.6         2,511.4
NONINTEREST INCOME
Credit card fee revenue.........................................           179.0            73.3           252.3
Trust fees......................................................           159.2            65.3           224.5
Service charges on deposit accounts.............................           127.3           191.6           318.9
Securities losses...............................................          (115.0)           (9.2)         (124.2)
Gain on sales of operations and loans...........................             --             62.9            62.9
Equity investment loss..........................................             --             (5.4)           (5.4)
Other...........................................................           208.4           174.2           382.6
                                                                  --------------  --------------  --------------
    Total noninterest income....................................           558.9           552.7         1,111.6
NONINTEREST EXPENSE
Salaries and benefits...........................................           556.4           646.2         1,202.6
Occupancy and equipment.........................................           192.1           227.4           419.5
Goodwill and other intangible assets............................            50.4            16.0            66.4
Merger and restructuring........................................           125.3           100.0           225.3
Other...........................................................           425.2           415.5           840.7
                                                                  --------------  --------------  --------------
    Total noninterest expense...................................         1,349.4         1,405.1         2,754.5
                                                                  --------------  --------------  --------------
Income from continuing operations before income taxes...........           505.3           363.2           868.5
Applicable income taxes.........................................           191.8           108.5           300.3
                                                                  --------------  --------------  --------------
Income from continuing operations...............................  $        313.5  $        254.7  $        568.2
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------
Income from continuing operations applicable to common equity...  $        300.9  $        242.5  $        543.4
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------
EARNINGS PER COMMON SHARE
Average common and common equivalent shares.....................     136,274,991     151,391,600     251,859,146
Income from continuing operations...............................  $         2.21  $         1.60  $         2.16
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL INFORMATION

NOTE A:  MERGERS AND ACQUISITIONS

    On February 16, 1996, FBS completed its acquisition of Omaha-based FirsTier Financial Inc. ("FirsTier"), a regional financial services holding company based in Omaha, Nebraska, with $3.7 billion in assets and $2.9 billion in deposits. The acquisition was accounted for under the purchase method of accounting.

    On June 6, 1996, USBC acquired California Bancshares, Inc., a $1.6 billion bank holding company headquartered in the San Francisco East Bay Area, in a transaction accounted for as a purchase.

NOTE B:  BASIS OF PRESENTATION

    The unaudited pro forma financial information has been prepared under the pooling-of-interests method of accounting and is based on the historical consolidated financial statements of FBS and USBC. Certain amounts in the historical financial statements of USBC have been reclassified to conform with FBS's historical financial statement presentation.

    The pro forma adjustments represent management's best estimate based on available information at this time. These adjustments may change as additional information becomes available.

NOTE C:  MERGER AND INTEGRATION COSTS

    In connection with the merger, New USBC expects to incur pre-tax merger-related costs of $625 million ($450 million after tax), $450 million of which is expected to occur at closing with the remaining $175 million to be incurred within a year. The costs are expected to include: $270 million in severance and retention, $190 million in conversion costs (primarily system development and production costs, and customer forms and communication costs), $40 million in occupancy expenses (primarily lease exit costs) and $39 million in other merger costs (principally legal and investment banking fees). These costs also include an $86 million write down of duplicate facilities and other capitalized assets.

    These amounts, including the related tax effect of $175 million, have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1997 and are not reflected in the Unaudited Pro Forma Condensed Combined Statements of Income as they are not expected to have a continuing impact on New USBC. These amounts will be recorded in the financial statements in accordance with generally accepted accounting principles.

NOTE D:  SHAREHOLDERS' EQUITY

    In conjunction with the transaction, FBS will exchange 0.755 shares of FBS Common Stock for each share of common stock of USBC. USBC had 148,175,994 shares of common stock outstanding as of March 31, 1997. The common stock in the Unaudited Pro Forma Condensed Combined Balance Sheet has been adjusted to reflect the par value of FBS Common Stock to be issued, with a related adjustment to capital surplus. Pro forma combined retained earnings reflects the adjustments for anticipated merger-related costs as discussed above.

NOTE E:  OPERATING COST SAVINGS

    FBS expects to achieve $340 million of pre-tax operating cost savings through reductions in staff, consolidation of data processing and back office operations, and elimination of certain duplicate or excess office facilities. Approximately $220 million, or 65 percent, of the operating cost savings are expected to be

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL INFORMATION

NOTE E: OPERATING COST SAVINGS (CONTINUED) achieved by the end of 1998 with the remainder achieved in 1999. No adjustment has been included in the unaudited pro forma condensed financial information for the anticipated operating cost savings. There can be no assurance that anticipated operating cost savings will be achieved in the amounts or at the times anticipated.

NOTE F:  EARNINGS PER SHARE

    The pro forma combined earnings per common share data is computed based on the average number of outstanding shares and common equivalent shares of FBS, and the average number of outstanding shares and common equivalent shares of USBC adjusted for the exchange ratio, for each period presented.

    The historical earnings per common share for USBC was based on the average number of common shares outstanding. The impact of common share equivalents, such as stock options, and other potentially dilutive securities, is not material; therefore, they were not included in the historical USBC calculations. The following table summarizes USBC average common shares and USBC average common shares and common equivalent shares.

                                                                                     USBC AVERAGE COMMON AND
                                               USBC AVERAGE COMMON SHARES            COMMON EQUIVALENT SHARES
                                          ------------------------------------  ----------------------------------
March 31, 1997..........................                147,934,580                          150,500,227
March 31, 1996..........................                150,814,519                          152,627,808
December 31, 1996.......................                151,312,898                          153,409,823
December 31, 1995.......................                151,554,000                          153,859,695
December 31, 1994.......................                151,391,600                          153,091,596

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  FIRST BANK SYSTEM, INC.




                                  By   /s/ David J. Parrin
                                       ----------------------------------
                                       David J. Parrin
                                       Senior Vice President & Controller




DATE: June 24, 1997.